UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 21, 2017

COMMERCE UNION BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

As previously announced, on August 22, 2017, Commerce Union Bancshares, Inc. (“Commerce Union”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pioneer Merger Sub, Inc., a Tennessee corporation and wholly owned subsidiary of Commerce Union (“Merger Sub”), Reliant Bank, a Tennessee-chartered commercial bank and wholly owned subsidiary of Commerce Union (“Reliant”), Community First, Inc., a Tennessee corporation (“Community First”), and Community First Bank & Trust, a Tennessee-chartered commercial bank and wholly owned subsidiary of Community First (“Community First Bank”). On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Community First (the “First Step Merger”), with Community First to be the surviving corporation. As soon as reasonably practicable following the consummation of the First Step Merger and as part of a single integrated transaction, Commerce Union will cause Community First (as the surviving corporation of the First Step Merger) to be merged with and into Commerce Union (the “Second Step Merger”), with Commerce Union continuing as the surviving corporation of the Second Step Merger. Immediately following the Second Step Merger, Community First Bank will merge with and into Reliant Bank (together with the First Step Merger and Second Step Merger, the “Mergers”).

In connection with the proposed Mergers, the following financial statements are provided:

●

Audited financial statements of Community First as of December 31, 2016 and December 31, 2015 and for each of the years in the three-year period ended December 31, 2016, the notes related thereto and the report thereon of HORNE LLP, independent registered public accounting firm, dated March 3, 2017.

●

Consolidated balance sheets of Community First as of June 30, 2017 (unaudited) and December 31, 2016, and related unaudited consolidated statements of operations and comprehensive income, and cash flows for the six months ended June 30, 2017 and 2016, and unaudited consolidated statements of shareholders’ equity for the six months ended June 30, 2017 and related notes thereto.

●

Unaudited pro forma condensed combined balance sheet of Commerce Union as of June 30, 2017, and unaudited pro forma condensed combined statements of income of Commerce Union for the year ended December 31, 2016 and the six months ended June 30, 2017.

The unaudited pro forma condensed combined financial statements give pro forma effect to the Mergers and the related transactions that have occurred or will occur in connection with the Mergers, including the sale by Commerce Union of 1,137,000 shares of its common stock in a private offering completed on August 30, 2017 that resulted in net proceeds to Commerce Union of approximately $23.2 million (the “Private Placement”). The pro forma financial statements are derived from the historical financial statements of Commerce Union and Community First. The unaudited pro forma condensed combined financial statements are preliminary and reflect a number of assumptions, including, among others, that the Mergers and the related transactions will be consummated. There can be no assurance that the Mergers will be consummated or that the actual terms of such transactions will not differ materially from Commerce Union’s current expectations.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business to be Acquired.

Audited financial statements of Community First as of December 31, 2016 and December 31, 2015 and for each of the years in the three-year period ended December 31, 2016, the notes related thereto and the report thereon of HORNE LLP, independent registered public accounting firm, dated March 3, 2017, are incorporated herein by reference to Community First’s annual report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 3, 2017.

Consolidated balance sheets of Community First as of June 30, 2017 (unaudited) and December 31, 2016, and related unaudited consolidated statements of operations and comprehensive income, and cash flows for the six months ended June 30, 2017 and 2016, and unaudited consolidated statements of shareholders’ equity for the six months ended June 30, 2017, and related notes thereto, are incorporated by reference to Community First’s quarterly report on Form 10-Q for the period ended June 30, 2017, which was filed with the Securities and Exchange Commission on August 11, 2017.

(b)	Pro Forma Financial Information.

Commerce Union’s unaudited pro forma condensed combined balance sheet as of June 30, 2017, unaudited pro forma condensed combined statement of income for the year ended December 31, 2016, and unaudited pro forma condensed combined statement of income for the six months ended June 30, 2017, and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated by reference herein.

(d)	Exhibits

Exhibit Number

23.1	Consent of HORNE LLP, independent registered public accounting firm of Community First, Inc.

99.1

Unaudited pro forma condensed combined financial statements of Commerce Union Bancshares, Inc. for the year ended December 31, 2016 and the six months ended June 30, 2017 and as of June 30, 2017, and the notes related thereto.

Forward Looking Statements

All statements, other than statements of historical fact, included in this filing are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential,” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Commerce Union and Community First of the proposed merger of Commerce Union and Community First, Commerce Union’s and Community First’s future financial and operating results (including the anticipated impact of the proposed merger of Commerce Union and Community First on the combined company’s earnings per share and tangible book value) and Commerce Union’s and Community First’s plans, and intentions.

All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Commerce Union and Community First to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the Mergers may not be realized or take longer than anticipated to be realized, (2) the ability of Commerce Union and Community First to meet expectations regarding the timing and completion and accounting and tax treatment of the Mergers, (3) the effect of the announcement of the Mergers on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers), (4) the risk that integration of Community First’s operations with those of Commerce Union will be materially delayed or will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, (6) the amount of the costs, fees, expenses, and charges related to the Mergers, (7) reputational risk and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Mergers, (8) the failure of any of the conditions to the closing of the Mergers to be satisfied, or any unexpected delay in closing the Mergers, (9) the possibility that the Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the dilution caused by Commerce Union’s issuance of additional shares of its common stock in the Mergers and the Private Placement, (11) the possibility that the Private Placement may not be completed on the terms currently contemplated or at all, and (12) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Commerce Union’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, or Community First’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with the Securities and Exchange Committee (the “SEC”) and available on the SEC’s website at http://www.sec.gov. Commerce Union and Community First believe the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Commerce Union and Community First disclaim any obligation to update or revise any forward-looking statements contained in this filing, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Merger and Where to Find It

In connection with the Mergers, Commerce Union intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Commerce Union and Community First and a prospectus of Commerce Union, and each party will file other documents regarding the Mergers with the SEC. Before making any voting or investment decision, investors and security holders of Commerce Union and Community First are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the Mergers. A definitive joint proxy statement/prospectus will be sent to the shareholders of each of Commerce Union and Community First seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Commerce Union or Community First as described below.

Investors and security holders are urged to carefully review and consider each of Commerce Union’s and Community First’s public filings with the SEC, including but not limited to their annual reports on Form 10-K, their proxy statements, their current reports on Form 8-K, and their quarterly reports on Form 10-Q.

The documents filed by Commerce Union with the SEC may be obtained free of charge at Commerce Union’s website at www.reliantbank.com under the heading “Investor Relations” or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Commerce Union by requesting them in writing to J. Daniel Dellinger, Chief Financial Officer, at 1736 Carothers Parkway, Suite 100, Brentwood, Tennessee 37027 or by calling (615) 221-2003.

The documents filed by Community First with the SEC may be obtained free of charge at Community First’s website at www.cfbk.com under the heading “Shareholders” or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Community First by requesting them in writing to Louis E. Holloway, Chief Executive Officer, at 501 S. James Campbell Blvd., Columbia, Tennessee 38401 or by calling (931) 380-2265.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Commerce Union, Community First, and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Commerce Union’s and Community First’s shareholders in connection with the Mergers. Information about the directors and executive officers of Commerce Union and their ownership of Commerce Union common stock is set forth in the definitive proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 19, 2017. Information about the directors and executive officers of Community First and their ownership of Community First common stock is set forth in the definitive proxy statement for Community First’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 3, 2017, and other documents filed by Community First or the directors or officers with the SEC subsequent to the filing of the proxy statement. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.

Date: September 21, 2017
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
President and Chief Executive Officer

Exhibit Number

23.1	Consent of HORNE LLP, independent registered public accounting firm of Community First, Inc.

99.1

Unaudited pro forma condensed combined financial statements of Commerce Union Bancshares, Inc. for the year ended December 31, 2016 and the six months ended June 30, 2017 and as of June 30, 2017, and the notes related thereto.

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